EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	2Q 2011	2Q 2010

Core Results	$1,819	$1,077
EPS - Diluted	$2.23	$1.32

Reported Net Income	$1,817	$1,063
EPS - Diluted	$2.23	$1.31

Total Worldwide Sales Volumes (mboe/day)	705	705
Total Worldwide Production Volumes (mboe/day)	715	701

Total Worldwide Crude Oil Realizations ($/BBL)	$103.12	$74.39
Total Worldwide NGL Realizations ($/BBL)	$57.67	$44.08
Domestic Natural Gas Realizations ($/MCF)	$4.27	$4.19

Wtd. Average Basic Shares O/S (mm)	812.5	812.6
Wtd. Average Diluted Shares O/S (mm)	813.3	813.8

	YTD 2011	YTD 2010

Core Results	$3,412	$2,174
EPS - Diluted	$4.19	$2.67

Reported Net Income	$3,366	$2,127
EPS - Diluted	$4.13	$2.61

Total Worldwide Sales Volumes (mboe/day)	717	695
Total Worldwide Production Volumes (mboe/day)	723	701

Total Worldwide Crude Oil Realizations ($/BBL)	$97.38	$74.24
Total Worldwide NGL Realizations ($/BBL)	$55.38	$45.73
Domestic Natural Gas Realizations ($/MCF)	$4.24	$4.90

Wtd. Average Basic Shares O/S (mm)	812.5	812.3
Wtd. Average Diluted Shares O/S (mm)	813.3	813.7

Shares Outstanding (mm)	812.8	812.2

Cash Flow from Operations	$5,600	$4,300

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Second Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,624			$2,624

Chemical	253			253

Midstream, marketing and other	187			187

Corporate
Interest expense, net	(22)			(22)

Other	(112)			(112)

Taxes	(1,111)			(1,111)

Income from continuing operations	1,819	-		1,819
Discontinued operations, net of tax	(2)	2	Discontinued operations, net	-
Net Income	$1,817	$2		$1,819

Basic Earnings Per Common Share
Income from continuing operations	$2.23
Discontinued operations, net	-
Net Income	$2.23			$2.23

Diluted Earnings Per Common Share
Income from continuing operations	$2.23
Discontinued operations, net	-
Net Income	$2.23			$2.23

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Second Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,867			$1,867

Chemical	108			108

Midstream, marketing and other	13			13

Corporate
Interest expense, net	(20)			(20)

Other	(82)			(82)

Taxes	(809)			(809)

Income from continuing operations	1,077	-		1,077
Discontinued operations, net of tax	(14)	14	Discontinued operations, net	-
Net Income	$1,063	$14		$1,077

Basic Earnings Per Common Share
Income from continuing operations	$1.32
Discontinued operations, net	(0.01)
Net Income	$1.31			$1.32
Diluted Earnings Per Common Share
Income from continuing operations	$1.32
Discontinued operations, net	(0.01)
Net Income	$1.31			$1.32

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Six Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$5,092	$35	Libya exploration write-off	$5,134
		(22)	Gain on sale of Colombia pipeline interest
		29	Foreign tax
Chemical	472			472

Midstream, marketing and other	301			301

Corporate
Interest expense, net	(236)	163	Premium on debt extinguishments	(73)

Other	(240)			(240)

Taxes	(2,165)	(50)	Tax effect of adjustments	(2,182)
		33	State income tax charge

Income from continuing operations	3,224	188		3,412
Discontinued operations, net of tax	142	(142)	Discontinued operations, net	-
Net Income	$3,366	$46		$3,412

Basic Earnings Per Common Share
Income from continuing operations	$3.96
Discontinued operations, net	0.18
Net Income	$4.14			$4.19

Diluted Earnings Per Common Share
Income from continuing operations	$3.96
Discontinued operations, net	0.17
Net Income	$4.13			$4.19

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Six Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$3,728			$3,728

Chemical	138			138

Midstream, marketing and other	107			107

Corporate
Interest expense, net	(55)			(55)

Other	(189)			(189)

Taxes	(1,555)			(1,555)

Income from continuing operations	2,174	-		2,174
Discontinued operations, net of tax	(47)	47	Discontinued operations, net	-
Net Income	$2,127	$47		$2,174

Basic Earnings Per Common Share
Income from continuing operations	$2.67
Discontinued operations, net	(0.06)
Net Income	$2.61			$2.67
Diluted Earnings Per Common Share
Income from continuing operations	$2.67
Discontinued operations, net	(0.06)
Net Income	$2.61			$2.67

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2011	2011	2010	2011	2010
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	2,624	2,468	1,867	5,092	3,728
Chemicals	253	219	108	472	138
Midstream, marketing and other	187	114	13	301	107
Corporate & other	(134)	(342)	(102)	(476)	(244)
Pre-tax income	2,930	2,459	1,886	5,389	3,729

Income tax expense
Federal and state	557	369	329	927	636
Foreign	554	685	480	1,238	919
Total	1,111	1,054	809	2,165	1,555

Income from continuing operations	1,819	1,405	1,077	3,224	2,174

Worldwide effective tax rate	38%	43%	43%	40%	42%

	2011	2011	2010	2011	2010
CORE RESULTS	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	2,624	2,510	1,867	5,134	3,728
Chemicals	253	219	108	472	138
Midstream, marketing and other	187	114	13	301	107
Corporate & other	(134)	(179)	(102)	(313)	(244)
Pre-tax income	2,930	2,664	1,886	5,594	3,729

Income tax expense
Federal and state	557	399	329	957	636
Foreign	554	672	480	1,225	919
Total	1,111	1,071	809	2,182	1,555

Core results	1,819	1,593	1,077	3,412	2,174

Worldwide effective tax rate	38%	40%	43%	39%	42%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	First
	Quarter	Quarter
	2011	2011	B / (W)
Oil & Gas	$2,624	$2,468	$156
Chemical	253	219	34
Midstream, marketing and other	187	114	73
Corporate
Interest expense, net	(22)	(214)	192
Other	(112)	(128)	16
Taxes	(1,111)	(1,054)	(57)
Income from continuing operations	1,819	1,405	414
Discontinued operations, net	(2)	144	(146)
Net Income	$1,817	$1,549	$268

Earnings Per Common Share
Basic	$2.23	$1.90	$0.33
Diluted	$2.23	$1.90	$0.33

Worldwide Effective Tax Rate	38%	43%	5%

OCCIDENTAL PETROLEUM
2011 Second Quarter Net Income (Loss)
Core Results Comparison

	Second	First
	Quarter	Quarter
	2011	2011	B / (W)
Oil & Gas	$2,624	$2,510	$114
Chemical	253	219	34
Midstream, marketing and other	187	114	73
Corporate
Interest expense, net	(22)	(51)	29
Other	(112)	(128)	16
Taxes	(1,111)	(1,071)	(40)
Core Results	$1,819	$1,593	$226

Core Results Per Common Share
Basic	$2.23	$1.96	$0.27
Diluted	$2.23	$1.96	$0.27

Worldwide Effective Tax Rate	38%	40%	2%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
2Q11 vs. 1Q11
($ in millions)
$2,510
$478
$223
$61
$44
$13
$23
$2,624
1Q11
Sales Price
Sales Volume
Higher Operating Costs
Higher General and Administrative Costs
Exploration
All Others
2Q11

Chemical Variance Analysis
2Q11 vs. 1Q11
($ in millions)
$219
$91
$14
$65
$6
$253
1Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
2Q11
* Higher feedstock costs

Midstream Variance Analysis
2Q11 vs. 1Q11
($ in millions)
$114
$49
$16
$8
$187
1Q11
Marketing and Trading
Gas Processing
All Others
2Q11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,624	$1,867	$757
Chemical	253	108	145
Midstream, marketing and other	187	13	174
Corporate
Interest expense, net	(22)	(20)	(2)
Other	(112)	(82)	(30)
Taxes	(1,111)	(809)	(302)
Income from continuing operations	1,819	1,077	742
Discontinued operations, net	(2)	(14)	12
Net Income	$1,817	$1,063	$754

Earnings Per Common Share
Basic	$2.23	$1.31	$0.92
Diluted	$2.23	$1.31	$0.92

Worldwide Effective Tax Rate	38%	43%	5%

OCCIDENTAL PETROLEUM
2011 Second Quarter Net Income (Loss)
Core Results Comparison

	Second	Second
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,624	$1,867	$757
Chemical	253	108	145
Midstream, marketing and other	187	13	174
Corporate
Interest expense, net	(22)	(20)	(2)
Other	(112)	(82)	(30)
Taxes	(1,111)	(809)	(302)
Core Results	$1,819	$1,077	$742

Core Results Per Common Share
Basic	$2.23	$1.32	$0.91
Diluted	$2.23	$1.32	$0.91

Worldwide Effective Tax Rate	38%	43%	5%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
2Q11 vs. 2Q10
($ in millions)
$1,867
$1,109
$63
$168
$59
$32
$30
$2,624
2Q10
Sales Price
Sales Volume/Mix
Higher Operating Costs
Higher General and Administrative Costs
Higher DD&A Rates
All Others
2Q11

Chemical Variance Analysis
2Q11 vs. 2Q10
($ in millions)
$108
$192
$37
$88
$4
$253
2Q10
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
2Q11
* Higher feedstock costs

$13
$136
$19
$10
$9
$187
2Q10
Marketing and Trading
Pipelines
Gas Processing
All Others
2Q11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2011	2010	2011	2010
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
	California	78	75	77	76
	Permian	132	135	132	136
	Midcontinent and other	16	7	15	7
	Total	226	217	224	219
NGL (MBBL)
	California	15	17	15	17
	Permian	40	28	38	27
	Midcontinent and other	16	7	12	6
	Total	71	52	65	50
Natural Gas (MMCF)
	California	252	293	247	294
	Permian	143	196	154	197
	Midcontinent and other	366	192	347	187
	Total	761	681	748	678

Latin America

Crude Oil (MBBL)	Colombia	30	32	31	33

Natural Gas (MMCF)	Bolivia	16	15	16	13

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	3	3	3	3
	Dolphin	10	11	10	12
	Iraq	5	-	7	-
	Libya	-	14	8	14
	Oman	68	60	67	58
	Qatar	68	78	72	76
	Yemen	23	31	28	33
	Total	177	197	195	196
NGL (MBBL)
	Dolphin	11	12	10	12
	Libya	-	1	-	1
	Total	11	13	10	13
Natural Gas (MMCF)
	Bahrain	172	161	172	163
	Dolphin	203	235	199	232
	Oman	49	48	50	50
	Total	424	444	421	445

Barrels of Oil Equivalent (MBOE)		715	701	723	701

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2011	2010	2011	2010
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		226	217	224	219
NGL (MBBL)		71	52	65	50
Natural Gas (MMCF)		761	681	748	678

Latin America
Crude Oil (MBBL)		30	27	31	30
Natural Gas (MMCF)		16	15	16	13

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	3	3	3	3
	Dolphin	10	11	10	11
	Libya	-	22	8	13
	Oman	66	58	69	57
	Qatar	65	78	71	76
	Yemen	23	32	28	33
	Total	167	204	189	193

NGL (MBBL)	Dolphin	11	12	10	12
	Libya	-	3	-	1
	Total	11	15	10	13

Natural Gas (MMCF)		424	444	421	445

Barrels of Oil Equivalent (MBOE)		705	705	717	695

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2011	2010	2011	2010

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	98.74	71.66	93.45	72.38
NGL ($/BBL)	61.30	47.65	58.87	50.00
Natural gas ($/MCF)	4.27	4.19	4.24	4.90

Latin America
Crude Oil ($/BBL)	103.22	72.99	97.75	74.54
Natural Gas ($/MCF)	9.55	8.00	8.88	7.72

Middle East / North Africa
Crude Oil ($/BBL)	109.11	77.50	102.05	76.31
NGL ($/BBL)	33.50	31.89	33.71	29.59

Total Worldwide
Crude Oil ($/BBL)	103.12	74.39	97.38	74.24
NGL ($/BBL)	57.67	44.08	55.38	45.73
Natural Gas ($/MCF)	3.12	2.93	3.08	3.34

	Second Quarter		Six Months
	2011	2010	2011	2010
Exploration Expense
United States	$59	$42	$99	$72
Latin America	-	1	-	1
Middle East / North Africa	3	26	47	52
TOTAL REPORTED	$62	$69	$146	$125
Less - non-core impairments	-	-	(35)	-
TOTAL CORE	$62	$69	$111	$125

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
Capital Expenditures ($MM)		2011	2010	2011	2010
Oil & Gas
California		$413	$180	$721	$329
Permian		237	81	453	154
Midcontinent and other		234	49	414	86
Latin America		45	37	87	67
Middle East / North Africa		303	252	655	515
Exploration		111	34	176	84
Chemicals		37	49	59	79
Midstream, marketing and other		243	105	370	229
Corporate		10	5	23	17
	TOTAL	$1,633	$792	$2,958	$1,560

Depreciation, Depletion &		Second Quarter		Six Months
Amortization of Assets ($MM)		2011	2010	2011	2010
Oil & Gas
Domestic		$410	$349	$817	$700
Latin America		21	27	49	58
Middle East / North Africa		274	300	596	559
Chemicals		85	81	167	161
Midstream, marketing and other		44	36	89	73
Corporate		5	5	11	10
	TOTAL	$839	$798	$1,729	$1,561

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	30-Jun-11	31-Dec-10

CAPITALIZATION

Long-Term Debt (including short-term borrowings)	$4,249	$5,111

EQUITY	$35,160	$32,484

Total Debt To Total Capitalization	11%	14%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
OCCIDENTAL OPERATED DOMESTIC RIG COUNTS

	Year-end		2011
	2010	Currently	Exit Rate
California	20	29	29

Permian	13	15	25

Midcontinent and other	5	15	20

	38	59	74